Extension of Introductory Offering Period

Nuveen Balanced Stock and Bond Fund
Nuveen Balanced Municipal and Stock Fund

Due to continuing strong interest, the load-waived Class A introductory offering period for the Nuveen Balanced Stock and Bond Fund and the Nuveen Balanced Municipal and Stock Fund has been extended from April
30th to May 30th.   Pursuant to SEC regulations, we are notifying you
of this extension because you are a current fund shareholder or are considering a purchase of fund shares. The introductory offering period is described more fully in each fund's prospectus.

Thank you for your interest in Nuveen mutual funds.

Prospectus Supplement
April 23, 1997